SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2005

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 22, 2005 Saks Incorporated (the “Company”) entered into an Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2005, by and among the Company, J.P. Morgan Trust Company, National Association (the “Resigning Trustee”), and The Bank Of New York Trust Company, N.A. (the “Successor Trustee”) with respect to the Indenture for each of the following: 8 1/4 Notes due 2008; 7 1/2 Notes due 2010; 9 7/8 Notes due 2011; and 7 3/8 Notes due 2019 (each an “Instrument of Resignation”). Each Instrument of Resignation provides that (1) the Resigning Trustee assigns, transfers, delivers, and confirms to the Successor Trustee all right, title, and interest of the Resigning Trustee in and to the trust created by the Indenture described in the Instrument of Resignation, all the rights, powers, and trusts of the Resigning Trustee under the Indenture, and all property and money held by the Resigning Trustee under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture, and the Resigning Trustee resigns as Trustee, Registrar, Paying Agent, and Agent under the Indenture, (2) the Company accepts the resignation of the Resigning Trustee as Trustee, Registrar, Paying Agent, and Agent under the Indenture and appoints the Successor Trustee as Trustee, Registrar, Paying Agent, and Agent under the Indenture, and (3) the Successor Trustee accepts its appointment as Trustee under the Indenture and assumes all the rights, powers, and trusts of the Trustee under the Indenture and with respect to all property and money held or to be held under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture and accepts its appointment as Registrar, Paying Agent, and Agent under the Indenture.

Copies of the four Instruments of Resignation are attached to, and incorporated by reference into this Item of, this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, and 4.4. The foregoing description of each Instrument of Resignation is qualified in its entirety by reference to the full text of the Instrument of Resignation.

Item 8.01 Other Events.

On August 24, 2005 the Company announced completion of management’s confirmatory and supplementary work arising from the findings of the internal investigation conducted by the Audit Committee of the Company’s Board of Directors, which was initially disclosed by the Company on March 3, 2005. The Company also announced the completion of the Audit Committee’s supplemental inquiry that was disclosed on June 3, 2005. The Company’s news release announcing these items is attached to, and incorporated by reference into this Item of, this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
4.1	Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2005, by and among Saks Incorporated, J.P. Morgan Trust Company, National Association, and The Bank Of New York Trust Company, N.A. (8 1/4% Notes due 2008)

4.2	Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2005, by and among Saks Incorporated, J.P. Morgan Trust Company, National Association, and The Bank Of New York Trust Company, N.A. (7 1/2% Notes due 2010)

4.3	Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2005, by and among Saks Incorporated, J.P. Morgan Trust Company, National Association, and The Bank Of New York Trust Company, N.A. (9 7/8% Notes due 2011)

4.4	Instrument of Resignation, Appointment and Acceptance, dated as of August 22, 2005, by and among Saks Incorporated, J.P. Morgan Trust Company, National Association, and The Bank Of New York Trust Company, N.A. (7 3/8% Notes due 2019)

99.1	News release dated August 24, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: August 25, 2005	/s/ CHARLES J. HANSEN
Executive Vice President and
General Counsel

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